UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005


                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

        Ontario                   000-28882                        N/A
    (State or other              (Commission                  (IRS Employer
    jurisdiction of              File Number)               Identification No.)
    incorporation)

                      7799 Pardee Lane
                    Oakland, California                     94621
           (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (510) 563-5000


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

                  The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed." The information in this Current Report shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing. On April 7, 2005, World Heart Corporation ("WorldHeart") issued a press release concerning its announcement that the financial statements for the year ended December 31, 2004 included in the Form 10-KSB filed by WorldHeart for the year ended December 31, 2004 contained a note describing the going concern assumption as it relates to the financial statements and requirements for WorldHeart to raise additional capital. A copy of this release is hereby furnished as Exhibit 99.1 hereto.



Item 9.01.        Financial Statements and Exhibits

                  (c) Exhibits

                  99.1 Press Release dated April 7, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           World Heart Corporation


     Date: April 11, 2005                   By:       /s/ Mark Goudie
                                              ----------------------------------
                                              Name:   Mark Goudie
                                              Title:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1              Press release dated April 7, 2005